UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 30, 2008
Date of Report (Date of earliest event reported)
lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	000-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2285 Clark Drive
Vancouver, British Columbia
Canada, V5N 3G9
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code:  (604) 732-6124

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
Resignation of Robert Meers as Chief Executive Officer
     Robert Meers resigned as Chief Executive Officer of lululemon athletica inc. (the “Company”) effective June 30, 2008.
(c)
Appointment of Christine M. Day as Chief Executive Officer
     Christine M. Day, the Company’s former President, Chief Operating Officer and CEO designate, was appointed as Chief Executive Officer of the Company effective upon Mr. Meers’ resignation. The Compensation Committee of the Company’s Board of Directors and Ms. Day are currently in negotiations regarding Ms. Day’s compensation arrangements in connection with her appointment to the office of Chief Executive Officer. Such compensation arrangements will be disclosed upon completion.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.
Dated: July 3, 2008	By:	/s/ John E. Currie
John E. Currie
Chief Financial Officer